                                                                    EXHIBIT 10.5

                             MEMORANDUM OF AGREEMENT

This Memorandum of Agreement (the "MOA") is made and executed on this 15th day of December 2003 in Makati City, Metro Manila, by and between;

AYALA LAND, INC. a corporation duly organized and existing under and by virtue of the laws of the Republic of the Philippines, with offices at (for the purposes of this MOA) the 28th Floor, Tower One and Exchange Plaza, Ayala Triangle, Ayala Avenue, Makati City, Metro Manila, represented herein by its Attorneys-in-Fact Francisco H. Licuanan III and Ma. Victoria E. Anonuevo (hereinafter referred to as "ALI")

                                       and

PEOPLESUPPORT (PHILIPPINES) INC., a corporation duly organized and existing under and by virtue of the laws of the Republic of the Philippines, with offices at 12th-14th Floors, Philamlife Tower, 8767 Paseo de Roxas, Makati City, Metro Manila, represented herein by its President, Rainerio M. Borja (hereinafter referred to as "PEOPLESUPPORT");

(ALI and PEOPLESUPPORT are hereinafter collectively referred to as the "PARTIES".)

                                    RECITALS

ALI will be developing and constructing a five (5)-storey office building (the "BUILDING") along Amorsolo Street, Legaspi Village, Makati City, Metro Manila, specifically on the site delineated in ANNEX A hereof (the "SITE"). The Building will be primarily intended for the operation of a call center and/or outsource services business and will be planned to have approximately 15,805.5 square meters of leasable office space, approximately 1,270 square meters of retail space located at the ground floor of the Building, all with appurtenant parking slots, and will be in accordance with the initial plans and specifications agreed upon by the Parties and provided in ANNEX B, subject to such changes as may be mutually agreed upon by the Parties.

PEOPLESUPPORT has offered to lease 15,102.50 square meters of leasable office space (the "OFFICE SPACE") from ALI, together with 147 parking slots (the "OFFICE PARKING SLOTS"), and ALI is willing to lease the Office Space and Office Parking Slots to PEOPLESUPPORT, for the purpose of operating a call center and/or to provide outsource services thereon 24 hours a day and 7 days a week and for such other general office use as PEOPLESUPPORT may deem necessary.

For the purpose of providing for the commitments and undertakings of ALI and PEOPLESUPPORT in connection with the development of the Building and prior to the commencement of the lease, the Parties desire to execute this Memorandum of Agreement to govern their relationship.

                                                                          Page 2
                                     Memorandum of Agreement-PeopleSupport Lease

NOW THEREFORE, for and in consideration of the foregoing premises and of the terms and conditions hereinafter set forth, the Parties hereby agree as follows:

                                    SECTION 1
                          DEVELOPMENT OF THE BUILDING

1.1 PLANS AND SPECIFICATIONS. ALI hereby undertakes to exert its best efforts to construct the Building in accordance with the plans and specifications provided in ANNEX B, and any amendments or revisions to the same as may be agreed upon by the Parties. PEOPLESUPPORT hereby acknowledges the acceptability of the specifications under ANNEX B for the operation of a call center and/or outsource services business to cater to the requirements of PEOPLESUPPORT. It is agreed, however, that any change in ANNEX B shall require the prior written consent of PEOPLESUPPORT; provided that, PEOPLESUPPORT undertakes not to withhold its consent to any such change in the event that such change in plans and specifications are necessary to conform to or address: (a) site conditions which could not have been reasonably determined at the time of preparations of the plans and specifications; (b) requirements of law and the applicable regulation or change in law; (c) restrictions and regulations promulgated by the Makati Commercial Estate Association, Inc. ("MACEA"); or (d) change in PEOPLESUPPORT's technical and building requirements; provided, further, that with respect to the foregoing clauses (a), (b), and (c), such change in the plans and specifications are not inconsistent with, or do not materially alter, the project brief and building design criteria agreed upon by the Parties. Any change in plans and specifications as agreed upon by the Parties shall form part of this MOA as an amendment to ANNEX B hereof.

         The Parties shall agree upon, finalize and sign off on the project brief, user's requirements and building design criteria as provided in Annex B not later than December 31, 2003. The Parties shall agree upon, finalize and sign off on the design development plans and specifications not later than February 15, 2004; provided that, such initial design development plans and specifications shall be submitted to PEOPLESUPPORT for approval not later than February 1, 2004.

         In order to ensure that the Building is built to specifications, the Parties shall meet periodically to assess the progress of the construction of the Building based on the milestones to be mutually agreed upon by the Parties. It is understood by the Parties that the milestones will be determined and agreed upon at a later time, which milestones, when agreed upon, shall be incorporated into and form part of this MOA. In addition, ALI agrees to meet with PEOPLESUPPORT at any reasonable time when so requested by the latter, for the purpose of assessing the progress of construction of the Building.

                                                                          Page 3
                                     Memorandum of Agreement-PeopleSupport Lease

1.2 CONSTRUCTION AND DELIVERY. ALI shall exert its best efforts to commence construction of the Building not later than March 31, 2004. ALI shall also exert its best efforts to complete the construction of the Building by April 15, 2005 for the purpose of turning over possession of the entire Office Space to PEOPLESUPPORT not later than April 15, 2005 to allow PEOPLESUPPORT to fit-out the Office Space; provided that, ALI shall exert its best efforts to turn over possession of that portion of the Office Space in the third floor of the Building to PEOPLESUPPORT not later than February 1, 2005, and to turn over possession of that portion of the Office Space on the ground, fourth and fifth floors of the Building not later than March 1, 2005 in order to allow PEOPLESUPPORT to start fitting-out the Office Space on said floors; ALI shall endeavor to complete and turn over the common areas of the Building simultaneous with, and to cause all life-support systems of the Building (including air-conditioning, elevator and elevator shaft) to be operational and in place not later than, the completion of the Building. It is agreed by the Parties that the effective turn over of the Office Space or any portion thereof shall be conditioned on the same being ready for fit-out by PEOPLESUPPORT as may be agreed upon by the Parties.

         The best efforts delivery by ALI of the Office Space, whether partially or entirely, as indicated above, shall, however, be subject to the execution by the Parties of a contract of lease, the form of which shall be agreed upon by the Parties on or before February 28, 2004, and which shall in all aspects be in conformity with the terms agreed to by the Parties together with such other changes as negotiated and further agreed upon by the Parties (the "CONTRACT OF LEASE") pursuant to
         Section 2.3 hereof. The Contract of Lease as agreed upon by the Parties shall likewise form part of this MOA.

         For the purpose of advising PEOPLESUPPORT of the date of completion of construction of the Building and/or of informing PEOPLESUPPORT that the Office Space (or any portion thereof) is ready for fit-out, ALI shall notify PEOPLESUPPORT in writing of the readiness of the Office Space (or any portion thereof) for delivery (the "NOTICE OF DELIVERY").

1.3 TENANT FIT-OUT PERIOD. PEOPLESUPPORT shall be entitled to a tenant fit-out period of six (6) months for that portion of the Office Space located on the third floor which shall be turned over by ALI to PEOPLESUPPORT earliest, commencing on the later of: (a) the signing of the Contract of Lease by the Parties; or (b) receipt by PEOPLESUPPORT of the first Notice of Delivery. PEOPLESUPPORT shall be entitled to a tenant fit-out period of five (5) months for the Office Space located on the other floors which shall be subsequently turned over by ALI to PEOPLESUPPORT commencing upon the receipt by PEOPLESUPPORT of the Notice of Delivery for the Office Space on said floors. It is agreed by the Parties that PEOPLESUPPORT shall not be liable to pay rent during the aforesaid tenant fit-out period; provided, that for the period commencing from the turn-over of possession of the portion of the Office Space in the third floor of the Building up to the date prior to the completion of the Building, PEOPLSUPPORT shall be liable to pay common area dues of [Php]58.00 per square meter per month based on the

                                                                          Page 4
                                     Memorandum of Agreement-PeopleSupport Lease

         aggregate area of the Office Space actually turned over to PEOPLESUPPORT as of the relevant month.

         Upon turnover by ALI of the Office Space or any portion thereof, and during the tenant fit-out period prior to the completion of the
         Building: (a) ALI shall provide water and electric connection and other utility services sufficient to allow PEOPLESUPPORT to fit out that portion of the Office Space so turned over, and (b) ALI, its contractors and personnel shall be allowed access to the restrooms and other areas of the Office Space which have been turned over to PEOPLESUPPORT; provided, however, that ALI, its contractors, employees and agents shall not interfere with the fit-out of the Office Space subject to the further condition that the fit-out by PEOPLESUPPORT is in accordance with the approved fit-out plans. During the tenant fit-out period, PEOPLESUPPORT shall pay for the costs of electric power and water consumed by PEOPLESUPPORT and consumed in the Office Space or the portion thereof occupied by or turned over to PEOPLESUPPORT.

         Commencing on the date of completion of the Building and turnover of the Office Space for fit-out, until the Lease Commencement Date, PEOPLESUPPORT shall be liable to pay: (a) common area dues of [Php]68.00 per square meter per month; and (b) air-conditioning charges in the amount of [Php]98.00 per square meter per month, both based on the area occupied by the Office Space.

         Commencing on the date of completion of the Building and turn-over of the Leased Premises, PEOPLESUPPORT shall be responsible for the maintenance and cleaning of all the restrooms located in the ground, second, third, fourth and fifth floors of the Building, which are exclusively dedicated to the use of PEOPLESUPPORT, its employees, representatives, agents and guests. For this purpose, PEOPLESUPPORT shall require the regular cleaning thereof at least four (4) times for every regular eight (8) hour shifts; and shall maintain the finish of the walls, normal wear and tear excepted.

         At least thirty (30) days prior to the commencement of the fit-out of the Office Space or any portion thereof, PEOPLESUPPORT shall submit to ALI the architectural, engineering, conceptual plans and specifications for ALI's approval. PEOPLESUPPORT shall not make any alteration, addition or improvement within the Office Space, the Office Parking Slots, or in any of the common areas, without the prior written consent of ALI, and then subject to such reasonable terms and conditions as may be imposed by ALI. The review and approval by ALI of the fit-out plans and the architectural, engineering, conceptual plans and specifications shall not be unreasonably withheld or delayed. ALI shall complete the review of the architectural, engineering, conceptual plans and specifications within fifteen (15) days from PEOPLESUPPORT's submission thereof. The approval by ALI of such plans shall in no event relieve PEOPLESUPPORT from the responsibility of obtaining all the necessary permits and licenses or from paying the necessary taxes, insurance premium or fees as shall be necessary or appropriate in connection therewith. PEOPLESUPPORT shall give all the notices required and shall comply with all ordinances, rules and regulations issued by

                                                                          Page 5
                                     Memorandum of Agreement-PeopleSupport Lease

         governmental agencies and public utility companies having jurisdiction over the same. For purposes hereof, PEOPLESUPPORT shall cause to be submitted to ALI the cash bond as required by Section 1.4 hereof prior to the start of the fit-out.

1.4 CONSTRUCTION BOND. Within seven (7) days prior to any construction, fit-out or renovation in the Office Space or any portion thereof, PEOPLESUPPORT shall cause its Contractor to submit a cash construction bond equivalent to one (1) month's rent in effect at the time the construction is to be undertaken by PEOPLESUPPORT's Contractor to answer and stand as security for the repair or reconstruction of any damage caused to the property of ALI or of any tenant or occupant in the Building arising out of or in connection with the fault or negligence of PEOPLESUPPORT's Contractor, suppliers or workers undertaking such construction, fit-out or renovation or the failure of PEOPLESUPPORT's Contractor to comply with the Construction Guidelines and House Rules, and all other reasonable requirements prescribed by ALI prior to the commencement of such construction, fit-out or renovation work for the performance of such construction, fit-out or renovation work. It is agreed by the Parties that the construction bond to be posted shall be proportional to the amount of space actually turned over and based on the amount of [Php]6,214,550.00 for the entire Office Space. Upon complete turn over of the entire Office Space, the value of the construction bond provided by PEOPLESUPPORT's Contractor should have been increased so as to amount to [Php]6,214,550.00.

         The construction bond shall be returned to PEOPLESUPPORT's Contractor without interest after the completion of the construction, fit-out or renovation work, less any construction-related charges, if any, due to ALI or any tenant or occupant of the Building, as proper, arising in connection with any damage caused by the fault or negligence of PEOPLESUPPORT's Contractor, suppliers or workers or its or their breach of the Construction Guidelines and House Rules, and all other written requirements prescribed by ALI, subject to PEOPLESUPPORT's Contractor's compliance with all the conditions specified for the return of the bond under the Construction Guidelines and House Rules.

1.5 NAME OF BUILDING. ALI shall grant PEOPLESUPPORT the naming rights to the Building; provided that, PEOPLESUPPORT shall inform ALI in writing of the name chosen for the Building at least 30 days prior to the use thereof by PEOPLESUPPORT; provided, further, that the naming rights shall revert to ALI: (1) upon the expiration of the Contract of Lease; or (2) in the event that PEOPLESUPPORT pre-terminates the lease for more than half of the Office Space, resulting in PEOPLESUPPORT leasing less than 7,902.75 square meters of office space. However, notwithstanding the loss of naming rights, PEOPLESUPPORT shall be entitled to put up signs that identify its offices in the Building, subject to compliance with the restrictions in Section 1.6 and the provisions of the Contract of Lease.

                                                                          Page 6
                                     Memorandum of Agreement-PeopleSupport Lease

         During the construction of the Building, PEOPLESUPPORT shall be allowed to put up signs or paint the perimeter wall of the construction site with signs essentially stating "On this site will soon rise the PEOPLESUPPORT CENTER", and other relevant information like web site and mail addresses, subject to compliance with the restrictions in Section
         1.6 and such other reasonable requirements as may be imposed by ALI.

1.6 RESTRICTIONS. ALI warrants that, in the construction of the Building, it shall comply with all the requirements and restrictions as embodied in: (1) the Consolidated and Revised Deed Restrictions for Ayala North, Ayala South, Ayala Triangle, Roxas Triangle, Salcedo Village, Legazpi Village, Buendia Extension, Apartment Ridge (Ayala Avenue) and Apartment Ridge Extension (Makati Avenue), as may be amended from time to time; (2) Makati City Zoning Ordinance No. 2000-078, as may be amended from time to time; (3) Makati City Comprehensive Land Use Plan, as may be amended from time to time; and (4) the National Building Code of the Philippines, as the same may be amended from time to time.

         PEOPLESUPPORT warrants that it shall comply with the requirements and restrictions, relating to the use and operation of the Leased Premises, as embodied in: (1) the Consolidated and Revised Deed Restrictions for Ayala North, Ayala South, Ayala Triangle, Roxas Triangle, Salcedo Village, Legazpi Village, Buendia Extension, Apartment Ridge (Ayala Avenue) and Apartment Ridge Extension (Makati Avenue), as may be amended from time to time; (2) Makati City Zoning Ordinance No. 2000-078, as may be amended from time to time; (3) Makati City Comprehensive Land Use Plan, as may be amended from time to time; and
         (4) the National Building Code of the Philippines, as the same may be amended from time to time.

                                    SECTION 2
                           LEASE OF THE OFFICE SPACE

2.1 LEASE TERM. The lease shall commence on August 1, 2005, unless another date is mutually agreed upon by the Parties, (the "LEASE COMMENCEMENT DATE"), and shall terminate on July 31, 2015, unless otherwise extended in accordance with Section 2.4 (the "LEASE TERM").

2.2 APPROVALS. Prior to February 1, 2005, ALI shall obtain the approvals for the accreditation by the Philippine Economic Zone Authority (PEZA) of the Building as an "information technology (IT) building".

2.3 CONTRACT OF LEASE. On or before January 15, 2005, ALI and PEOPLESUPPORT shall execute the Contract of Lease which shall include the following terms:

                                                                          Page 7
                                     Memorandum of Agreement-PeopleSupport Lease

         (a) The Lease Term shall be for a period of ten (10) years, commencing on August 1, 2005, and ending on July 31, 2015, unless otherwise extended by the Parties in accordance with the principles and terms set forth in this MOA.

         (b) PEOPLESUPPORT shall lease the Office Space, consisting of 15,102.50 square meters of leasable office space in the Building, broken down as follows at the following monthly rental rates for the first year of the Lease Term:

                                                           Monthly lease rate
  Location                     Area                         per square meter
-------------------------------------------------------------------------------
Ground Floor          1,157.00 square meters                 [Php] 550.00
 Third Floor          4,648.50 square meters                 [Php] 400.00
Fourth Floor          4,648.50 square meters                 [Php] 400.00
 Fifth Floor          4,648.50 square meters                 [Php] 400.00

                  In consideration of its lease of the Office Space, PEOPLESUPPORT shall pay a total monthly rental of [Php]6,214,550.00 for the period from the Lease Commencement up to the day prior to the first anniversary of the Lease Commencement Date. The rent shall be liquidated and paid in the manner provided in the Contract of Lease.

         (c) The rental rate for the succeeding four (4) years shall be increased at the following rates per annum over the then-prevailing monthly rental rate:

                         Period Covered                                 Rate Increase
-------------------------------------------------------------------------------------
                  From                              To
-------------------------------------------------------------------------------------
Year 2    First anniversary of the          Day prior to second                5%
          Lease Commencement Date           anniversary of the
                                            Lease Commencement Date

Year 3    Second anniversary of the         Day prior to third                 5%
          Lease Commencement Date           anniversary of the
                                            Lease Commencement Date

Year 4    Third anniversary of the          Day prior to fourth                9%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

Year 5    Fourth anniversary of the         Day prior to fifth                 9%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

                  The monthly rent due for the year commencing on the fifth anniversary of the Lease Commencement Date up to the day prior to the sixth anniversary of the Lease Commencement Date shall be computed as follows: (i) in the event that the then prevailing monthly market rental rate (computed per square meter) of office units at the Makati Stock Exchange Building is higher than the then prevailing monthly rental rate (computed per square meter) of the Office Space, the monthly rent at year 6 shall be equal to the lower of: (1) the then

                                                                          Page 8
                                     Memorandum of Agreement-PeopleSupport Lease

                  prevailing monthly market lease rate of office spaces at the Makati Stock Exchange Building; or (2) the amount which is equal to the then prevailing monthly lease rate for the Office Space plus ten percent (10%) thereof; or (ii) in the event that the then prevailing monthly market rental rate (computed per square meter) of office units at the Makati Stock Exchange Building is lower than the then prevailing monthly rental rate (computed per square meter) of the Office Space, the monthly rent shall be the higher of: (1) the then prevailing monthly market lease rate of office spaces at the Makati Stock Exchange Building; or (2) the amount which is equal to the then prevailing lease rate for the Leased Premises less ten percent (10%) thereof. For this purpose, not later than sixty
                  (60) days prior to the fifth anniversary of the Lease Commencement Date, the Parties shall appoint a mutually acceptable independent property consultant to determine the prevailing market lease rate of office spaces at the Makati Stock Exchange Building.

                  The monthly rental rate for the remainder of the Lease Term shall be increased at the following rates per annum over the then-prevailing monthly rental rate:

                              Period Covered                               Rate Increase
----------------------------------------------------------------------------------------
                  From                                 To
----------------------------------------------------------------------------------------
Year 7    Sixth anniversary of the          Day prior to the seventh             5%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

Year 8    Seventh anniversary of the        Day prior to the eight               5%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

Year 9    Eighth anniversary of the         Day prior to the ninth               9%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

Year 10   Ninth anniversary of the          Expiration of the Lease              9%
          Lease Commencement Date           Term

         (d) For the duration of the Lease Term, PEOPLESUPPORT shall be allowed to utilize the ground floor lobby (with an area of approximately 247.5 square meters) and the storage space at the 2nd floor (with an area of approximately 168.91 square meters), of the Building; provided, however, that in the event of pre-termination by PEOPLESUPPORT of the lease of the Office Space on the ground floor of the Building, PEOPLESUPPORT shall no longer be allowed to utilize the ground floor lobby and the storage space. No additional rent shall be chargeable for the use of such space.

         (e) For the duration of the Lease Term, PEOPLESUPPORT shall lease the Office Parking Slots designated in Annex B (the Office Space and the Office Parking Slots are collectively referred, to as the "LEASED

                                                                          Page 9
                                     Memorandum of Agreement-PeopleSupport Lease

                  PREMISES"). In consideration of its lease of the Office Parking Slots, PEOPLESUPPORT shall pay a monthly rental of [Php]1,900.00 for each parking slot per month, or an aggregate amount of [Php]279,300.00 per month during the first year of the Lease Term. The monthly rental for the Office Parking Slots shall be paid and liquidated in the same manner as the monthly rental for the Office Space as provided in the Contract of Lease. The monthly rental rate herein stated shall be subject to an annual escalation at the rate of 5%.

         (f) Beginning on the Lease Commencement Date, and in addition to the payment of rental and other amounts due under the Contract of Lease, PEOPLESUPPORT shall pay to ALI on or before the date specified in the statement of account, the monthly common area charges, which shall be at a monthly rate based on the area of the Office Space. The common area charges for the first year of the Lease Term shall be [Php]68.00 per square meter of the Office Space per month. The rate or the amount of common area charges shall be increased annually at the rate of 9% per annum over the current monthly rate of common area charges.

         (g) Beginning on Lease Commencement Date, the LESSEE shall pay for the cost of water consumption in the Leased Premises and in the comfort rooms in the Building designated for the exclusive use of PEOPLESUPPORT, its clients, guests, customers or employees (i.e., the comfort rooms in the ground, second, third, fourth and fifth floors) at a monthly rate per square meter of the Leased Premises as provided in the Contract of Lease.

         (h) PEOPLESUPPORT shall pay and discharge all charges for supplying electrical power to the Leased Premises at the same rates charged by the Manila Electric Company to its concessionaires (as may be adjusted from time to time) based on the number of kilowatts consumed by the Leased Premises as evidenced by the sub-meter separately provided by PEOPLESUPPORT for electric consumption within the Leased Premises. Billings for electric consumption shall be sent to PEOPLESUPPORT on a monthly basis.

         (i) PEOPLESUPPORT shall reimburse ALI for the actual out-of-pocket cost of providing additional pest control services for the Leased Premises when such services may be warranted in ALI's opinion; provided, that the need for such additional pest control services is not attributable to the acts or omissions of persons other than PEOPLESUPPORT, its employees, agents, representatives, customers, clients and guests

         (j) PEOPLESUPPORT shall pay and discharge all charges for supplying emergency power to the Leased Premises, the need for which arises due to occurrences beyond ALI's control, at a reasonable rate to be determined by ALI. Such rate may be adjusted as and when the cost of diesel fuel increases. Billings and all supporting records of

                                                                         Page 10
                                     Memorandum of Agreement-PeopleSupport Lease

                  emergency power consumption shall be sent to PEOPLESUPPORT on a monthly basis.

         (k) PEOPLESUPPORT shall pay and discharge all deposits and charges for telephone, facsimile, telecommunications and other public services or utilities consumed or supplied to the Leased Premises; provided that with respect to the public utilities and services covered by the previous sections, the liability of PEOPLESUPPORT with respect to the supply and consumption of these services shall be respectively governed by these sections or by the Contract of Lease.

         (l) Beginning on Lease Commencement Date, PEOPLESUPPORT shall be responsible for the maintenance and cleaning of all the restrooms located in the ground, second, third, fourth, and fifth floors of the Building, which are exclusively dedicated to the use of PEOPLESUPPORT, its employees, representatives, agents and guests. For this purpose, PEOPLESUPPORT shall require the regular cleaning thereof at least four (4) times for every regular eight (8) hour shifts; and shall maintain the finish of the walls, normal wear and tear excepted.

         (m) On or before the due dates specified in this MOA and in the Contract of Lease, PEOPLESUPPORT shall pay advance rent in the amount of [Php]18,643,650.00 for the Office Space and [Php]837,900.00 for the Office Parking Slots for the first year of the Lease Term. The amount of advance rental shall at all times be maintained at an amount equivalent to three (3) months' rent at the prevailing rates, and shall be increased correspondingly as the rental rates increase. This payment shall be applied against the rent due for the last three (3) months of the Lease Term.

         (n) On or before the due dates specified in this MOA and in the Contract of Lease, PEOPLESUPPORT shall provide ALI with a security deposit to be paid in cash or in check in an amount equivalent to three (3) months' rental for the Leased Premises to answer and stand as security for the proper and due performance of all of PEOPLESUPPORT's obligations under the Contract of Lease (the "SECURITY DEPOSIT"). The Security Deposit shall be in the amount of [Php]18,643,650.00 for the Office Space and [Php]837,900.00 for the Office Parking Slots for the duration of the lease. The Security Deposit shall remain fixed and shall not be subject to escalation for the duration of the Lease Term.

                  The Security Deposit shall be returned to PEOPLESUPPORT, without interest, within two (2) months from the date PEOPLESUPPORT has completely and satisfactorily vacated and delivered the Leased Premises to ALI, less whatever amounts PEOPLESUPPORT may owe ALI or which ALI may apply against the Security Deposit as provided under the Contract of Lease. ALI shall, notwithstanding the return of the Leased Premises to ALI by PEOPLESUPPORT, have the right to withhold any portion of the Security Deposit until ALI shall have

                                                                         Page 11
                                     Memorandum of Agreement-PeopleSupport Lease

                  received statements of account from utility companies supplying telephone, water, electric power or public utility services to the Leased Premises, covering the period ending on the date PEOPLESUPPORT shall have completely vacated and delivered the Leased Premises to ALI. The amount withheld shall answer for the payment of such statements of account and the balance thereof remaining with ALI, after such payment, shall be returned to PEOPLESUPPORT without interest. Likewise, should PEOPLESUPPORT have any other obligation which remains due and unpaid under any other contract with ALI, ALI shall have the right to apply the amount of these unpaid obligations against the Security Deposit in settlement thereto upon the termination of the lease.

                  The Security Deposit shall be forfeited in favor of ALI upon the occurrence of the events enumerated in the Contract of Lease for the forfeiture of the additional security.

         (o) Beginning on the Lease Commencement Date, and in addition to the payment of rental and other amounts due hereunder, PEOPLESUPPORT shall pay to ALI the cost of providing air-conditioning for the Office Space. The air-conditioning charges shall be at a monthly rate per square meter of the leasable area occupied by the Office Space. For the first year of the lease, PEOPLESUPPORT shall be liable to pay air-conditioning charges in the amount of [Php]98.00 per square meter of the Office Space per month. The rate or the amount of air-conditioning charges shall be increased periodically by either (i) an increase in utility/service charges imposed by the Manila Electric Company or any successor company or service agency responsible for providing or supplying the utility or service to the Leased Premises, or
                  (ii) annually at the rate of 5% per annum over the current monthly rate of air-conditioning charges, whichever amount is higher. It is agreed that ALI shall provide PEOPLESUPPORT with the option to shut off the air-conditioning per floor depending on the demands of PEOPLESUPPORT; provided that PEOPLESUPPORT shall give prior notice to ALI of the need to shut off the airconditioning.

                  The Office Space shall be supplied with air-conditioning 24 hours a day, seven (7) days a week with a maximum air-conditioning system capacity of 940 tons of refrigeration; provided that, in compliance with PEOPLESUPPORT's requirements, the air-conditioning system shall be running at 79% capacity, which is equivalent to 743 tons of refrigeration ("TR"), from 8 a.m. of any day to 6 p.m. of the same day.

         (p) PEOPLESUPPORT may sub-lease all or any part of the Leased Premises; provided that, prior to entering into any sub-lease arrangement, PEOPLESUPPORT shall obtain ALI's prior written consent, which consent shall not be unreasonably withheld or delayed, for such sub-lessee and for the terms and conditions for such sub-lease; provided further that, the contract of sub-lease shall be subject to all

                                                                         Page 12
                                     Memorandum of Agreement-PeopleSupport Lease

                  the terms and conditions of the Contract of Lease and PEOPLESUPPORT shall remain responsible for complying with and ensuring the sub-lessee's compliance with the terms of the Contract of Lease. In no case shall the use or occupancy of the Leased Premises or any area covered by the sub-lease contract be contrary to the use and occupancy of the Leased Premises as required by the Contract of Lease, nor shall any undertaking of any sub-lessee under a sub-lease contract impair or be detrimental to the exercise by ALI of any of its rights under the Contract of Lease. ALI reserves the right to determine the need to execute, and once such determination has been made, PEOPLESUPPORT shall so ensure the execution of, a tripartite agreement among ALI, PEOPLESUPPORT and the sub-lessee under which the sub-lessee shall have direct rental obligations to ALI. ALI shall also determine the direct rental to be paid to ALI by a sub-lessee and shall have the option to require that the rent due from the sub-lessee be based on the same rates applied to PEOPLESUPPORT or be determined on the same basis specified hereunder. PEOPLESUPPORT undertakes to inform its sub-lessees of all terms and conditions of the Contract of Lease, including the necessity of a tripartite agreement if so required by ALI. All sub-lease contracts shall contain a reference to and shall not be inconsistent with the Contract of Lease. Moreover, PEOPLESUPPORT shall stipulate in all of its sub-lease contracts the right of ALI to require PEOPLESUPPORT to cancel the sub-lease and/or tripartite agreement without need of any court action in the event of breach of the terms and conditions of the sub-lease and Contract of Lease.

                  PEOPLESUPPORT shall have the right to sub-lease any portion of the Leased Premises to any of its affiliate companies without need for obtaining ALI's written consent; provided that, prior written notice is given to ALI of such sub-lease arrangement; provided further that, all other terms and conditions as provided in the immediately preceding paragraph shall apply to the sub-lease to PEOPLESUPPORT's affiliate company.

                  In addition, PEOPLESUPPORT shall have the right to allow the use, by any affiliate company of PEOPLESUPPORT, of the Leased Premises without need for the Parties to enter into a sub-lease arrangement; provided that, prior written notice is given to ALI of such intent to allow use by PEOPLESUPPORT's affiliate company.

                  For this purpose, "affiliate" means any corporation, partnership or other form of association which is (i) owned or Controlled, directly or indirectly, by PEOPLESUPPORT, or (ii) directly or indirectly Controlling PEOPLESUPPORT, or (iii) Controlled by or under Common Control, directly or indirectly, with PEOPLESUPPORT. In turn, "Control" (including with correlative meanings, the terms "Controlling", "Controlled by" and "under Common Control") means the power to direct or cause the direction of the management and policies of any corporation, partnership or other form of association,

                                                                         Page 13
                                     Memorandum of Agreement-PeopleSupport Lease

                  whether through the ownership of voting stock or by contract or otherwise.

         (q) The provisions of this MOA governing the option to extend the Lease Term under Section 2.4 shall be adopted in the Contract of Lease.

         (r) In no event shall PEOPLESUPPORT pre-terminate the lease for the period from the Lease Commencement Date up to the day prior to the third anniversary of the Lease Commencement Date.

                  Commencing on the third anniversary of the Lease Commencement Date, PEOPLESUPPORT may pre-terminate the lease subject to the occurrence of all of the following conditions:

                           1. PEOPLESUPPORT shall provide ALI a written notice of pre-termination at least nine (9) months prior to the effective date of termination;

                           2. PEOPLESUPPORT shall be liable for a penalty in an amount equivalent to three (3) months' rent based on the prevailing rate;

                           3. Prior to the pre-termination of the lease, PEOPLESUPPORT shall have vacated all of the other spaces leased by PEOPLESUPPORT in Metro Manila; and

                           4. PEOPLESUPPORT shall not enter into any new leases in Metro Manila within a period of one (1) year after the effective date of pre-termination of the lease; provided that, PEOPLESUPPORT may only enter into a new lease in Metro Manila within the said period in the event that there is no available office space for lease in the Building.

                  Starting with the 6th year of the Lease Term, PEOPLESUPPORT may pre-terminate the lease subject to the occurrence of all of the following conditions:

                           1. PEOPLESUPPORT shall provide ALI a written notice of pre-termination at least six (6) months prior to the effective date of termination; and

                           2. PEOPLESUPPORT shall be liable for a penalty in an amount equivalent to three (3) months' rent based on the prevailing rate.

                  In the event that the Parties agree to an extension of the lease term, PEOPLESUPPORT may pre-terminate the lease at any time during the

                                                                         Page 14
                                     Memorandum of Agreement-PeopleSupport Lease

                  extended Lease Term by providing ALI a written notice of pre-teimination at least six (6) months prior to the effective date of termination of the Contract of Lease. ALI shall likewise have the right to pre-terminate the lease during the extended Lease Term by providing PEOPLESUPPORT written notice of pre-termination at least twenty four (24) months prior to the effective date of termination, only on the following grounds: (1) ALI shall decide to demolish the Building (or any portion thereof) and establish a new structure on the Site, or
                  (2) ALI shall decide to sell the Site; provided that, in the event that ALI shall have obtained a firm offer to buy the Site from a third party, PEOPLESUPPORT shall be given the right of first refusal on the same; provided further, that, the terms of the right of first refusal shall be agreed upon by the Parties. In the event that ALI is not able to sell the Site before the effective date of termination of the Contract of Lease, the Parties shall discuss and negotiate on the possibility of extending the lease further on a year-to-year basis, subject to the same terms and conditions as the Contract of Lease.

                  In the event of pre-termination by PEOPLESUPPORT of the lease over the Office Space or a portion thereof, ALI shall be free to lease the Office Space or any portion thereof the lease of which has been vacated by PEOPLESUPPORT to any prospective tenant, provided however, that in the event that PEOPLESUPPORT shall pre-terminate the lease over only a portion of the Office Space, ALI shall not lease the portion vacated by PEOPLESUPPORT to those enumerated in the list attached hereto as ANNEX C while PEOPLESUPPORT continues to occupy any portion of the Office Space as tenant. It is understood by the Parties that the list in Annex C may be updated or amended by PEOPLESUPPORT from time to time, by providing prior written notice to ALI of any such update or amendment. In the event of pre-termination by PEOPLESUPPORT of the Contract of Lease over the entire Office Space, ALI shall be free to lease the Office Space to any prospective tenant, without any prohibition.

         (s) Notwithstanding the provision on pre-termination in Section 2.3(r) above, commencing on the third anniversary of the Lease Commencement Date, in the event of a downturn in the operation of PEOPLESUPPORT, it shall be entitled to partially reduce the area of the Leased Premises by floors subject to the same conditions as specified in Section 2.3 (r), second paragraph, governing the pre-termination of the lease commencing from the third anniversary of the Contract of Lease.

         (t) If the Leased Premises are totally destroyed or rendered totally unfit for the use intended by PEOPLESUPPORT, without any fault or omission of PEOPLESUPPORT, then either Party shall have the right to rescind this Contract of Lease by written notice sent to the other parry without need of any judicial action, and all deposits and rentals paid for the unexpired portion of the lease shall be returned to PEOPLESUPPORT within a reasonable period, without interest.

                                                                         Page 15
                                     Memorandum of Agreement-PeopleSupport Lease

                  In the event of a partial destruction of the Leased Premises, as mutually determined by the Parties, PEOPLESUPPORT may choose between a proportional reduction of the rent and the termination of the Contract of Lease.

                  It shall be the duty of ALI to repair at its expense, within a reasonable time as agreed upon by the Parties, any damage to the Leased Premises arising without the fault or omission of PEOPLESUPPORT, and to render the same fit for the use intended by PEOPLESUPPORT.

2.4 OPTION TO EXTEND LEASE TERM. At the beginning of the ninth year of the Lease Term, ALI shall inform PEOPLESUPPORT in writing of whether or not it shall grant PEOPLESUPPORT the option to extend the Lease Term for another period of five (5) years. In turn, if PEOPLESUPPORT is granted the option to extend the Lease Term, PEOPLESUPPORT shall inform ALI in writing not less than six (6) months before the end of the initial Lease Term whether or not PEOPLESUPPORT shall exercise its option to extend the Lease Term by another period of five (5) years; provided that, any extension of the Lease Term shall be under the same terms and conditions as the Contract of Lease.

         In the event that the Parties agree to extend the Lease Term for another period of five (5) years, the Parties shall conduct a rent review to determine the monthly rent due for the first year of the renewed term; provided that the rent due for the first year of the renewed term shall be based on the average prevailing market lease rate of comparable ALI-owned buildings in Makati (e.g. Makati Stock Exchange Building); provided further that any increase or decrease in the rent due for the first year of the renewed term shall not exceed 10% of the rent in the last year of the Lease Term; provided further that the rental rate for the next four years of the renewed term shall be increased at the following rates per annum over the then-prevailing monthly rental rate:

                             Period Covered                              Rate Increase
--------------------------------------------------------------------------------------
                  From                              To
--------------------------------------------------------------------------------------
Year 12   Eleventh anniversary of the       Day prior to the twelfth           5%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

Year 13   Twelfth anniversary of the        Day prior to the thirteenth        5%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

Year 14   Thirteenth anniversary of the     Day prior to the fourteenth        9%
          Lease Commencement Date           anniversary of the Lease
                                            Commencement Date

Year 15   Fourteenth anniversary of the     Expiration of the Lease            9%
          Lease Commencement Date           Term

                                                                         Page 16
                                     Memorandum of Agreement-PeopleSupport Lease

         However, in the event that the monthly rent due for the last year of the Lease Term based on the escalation rates herein specified is higher by more than ten percent (10%) than the prevailing market monthly lease rate of comparable ALI-owned buildings in Makati (e.g. Makati Stock Exchange), as determined by an third-party property consultant acceptable to both Parties, then the monthly rental rates for the extended Lease Term shall be adjusted as follows:

                             Period Covered                            Rate Adjustment
--------------------------------------------------------------------------------------
                  From                           To
--------------------------------------------------------------------------------------
Year 11   Tenth anniversary of the       Day prior to the                Decrease by
          Lease Commencement Date        eleventh anniversary of            10%
                                         the Lease Commencement
                                         Date

Year 12   Eleventh anniversary of the    Day prior to the                Decrease by
          Lease Commencement Date        twelfth anniversary of             5%
                                         the Lease Commencement Date

Year 13   Twelfth anniversary of the     Day prior to the                Increase by
          Lease Commencement Date        thirteenth anniversary             5%
                                         of the Lease Commencement
                                         Date

Year 14   Thirteenth anniversary of the  Day prior to the                Increase by
          Lease Commencement Date        fourteenth anniversary              9%
                                         of the Lease Commencement
                                         Date

Year 15   Fourteenth anniversary of      Expiration of the Lease         Increase by
          the Lease Commencement         Term                               9%
          Date

2.5 PAYMENTS. PEOPLESUPPORT shall pay ALI the following amounts on the dates specified herein:

         (a) The advance rent in an amount equivalent to three (3) months' rent for both the Office Space and the Office Parking Slots, based on the monthly rental rates prevailing for the first year of the Lease Term, in the aggregate amounts of [Php]18,643,650.00 for the Office Space and [Php]837,900.00
                  for the Office Parking Slots, shall be paid in three equal installments as follows:

                  1. [Php]6,214,550.00 for the Office Space and [Php]279,300.00 for the Office Parking Slots shall be paid through a manager's check within seven (7) days from the signing of this MOA;

                  2. [Php]6,214,550.00 for the Office Space and [Php]279,300.00 for the Office Parking Slots shall be paid upon the start of construction of the Building which shall be the date of groundbreaking; provided that ALI shall notify PEOPLESUPPORT in writing of the date of

                                                                         Page 17
                                     Memorandum of Agreement-PeopleSupport Lease

                           groundbreaking and the due date for payment of the second installment on the advance rental; and

                  3. [Php]6,214,550.00 for the Office Space and [Php]279,300.00 for the Office Parking Slots shall be paid in September 2004 or six (6) months from the start of construction, whichever is earlier; provided that ALI shall notify PEOPLESUPPORT in writing of the date on which the third installment on the advance rental shall be due.

                  The aggregate amount of the foregoing payments shall be applied as rent for the last three (3) months of the Lease Term.

                  The amount of advance rental shall at all times be maintained at an amount equivalent to three (3) months' rent at the prevailing rates, and shall be increased correspondingly as the rental rates increase.

         (b) The Security Deposit in an amount equivalent to three (3) months' rent for both the Office Space and the Office Parking Slot, based on the monthly rental rates prevailing for the first year of the Lease Term, in the aggregate amounts of [Php]18,643,650.00 for the Office Space and [Php]837,900.00
                  for the Office Parking Slots, shall be paid in three (3) equal installments as follows:

                  1. [Php]6,214,550.00 for the Office Space and [Php]279,300.00 for the Office Parking Slots shall be paid upon turn-over of possession of the Office Space but in no case earlier than April 15, 2005;

                  2. [Php]6,214,550.00 for the Office Space and [Php]279,300.00 for the Office Parking Slots shall be paid on May 15, 2005; and

                  3. [Php]6,214,550.00 for the Office Space and [Php]279,300.00 for the Office Parking Slots shall be paid on June 15, 2005.

                  The Security Deposit shall remain fixed and shall not be subject to escalation for the duration of the Lease Term.

                                   SECTION 3
                                  TERMINATION

3.1 FAILURE TO COMPLETE CONSTRUCTION. In the event that ALI is unable to complete the construction of the Building and turn over the Office Space to PEOPLESUPPORT by April 15, 2005 due to causes directly attributable to ALI or its designated Contractor (which shall, for the avoidance of doubt, exclude events constituting force majeure, acts of government and other events occurring during construction which are beyond the control of ALI, or events not due to ALI's acts which cause the non-compliance by ALI of its undertakings), PEOPLESUPPORT shall have the right either to compel the

                                                                         Page 18
                                     Memorandum of Agreement-PeopleSupport Lease

         performance by ALI to complete the construction of the Building or, upon prior written notice to ALI, rescind this MOA and the Contract Of Lease. In case of rescission of this MOA and the Contract of Lease to be entered into by the Parties, by PEOPLESUPPORT, ALI shall have the obligation to return to PEOPLESUPPORT any and all payments made by PEOPLESUPPORT to ALI as of the date of rescission, without interest.

         The foregoing paragraph and the right of PEOPLESUPPORT to rescind this MOA and the Contract of Lease due to ALI's failure to complete the construction of the Building by April 15, 2005 shall only apply when all of the following conditions are met: (1) the Parties have agreed upon, finalized and signed off on the project brief, user's requirements and building design criteria not later than December 31, 2003; and (2) the Parties have agreed upon, finalized and signed off on the design development plans and specifications not later than February 15, 2004.

         In the event that PEOPLESUPPORT shall exercise its right to compel the performance by ALI to complete the construction of the Building, the effectivity date of the lease and the Lease Commencement Date shall be deferred to a date agreed upon by the Parties.

         In addition to the foregoing rights of PEOPLESUPPORT to seek a rescission of the MOA and the Contract of Lease or to require specific performance by ALI to complete the construction of the Building, PEOPLESUPPORT shall be entitled to damages from ALI. It is agreed that the liability of ALI for damages shall be limited to the payment by ALI of the following amounts, at the option of ALI:

         (a) The difference between the monthly rent agreed upon by the Parties herein and the monthly rent actually paid by PEOPLESUPPORT, both to be computed for the period commencing on August 1, 2005 and ending on the date on which PEOPLESUPPORT shall have completed the tenant fit-out on the Office Space as provided in Section 1.3, subject to the following conditions:

                  (i) ALI shall only be liable for such rate differential for a period not exceeding six (6) months;

                  (ii) ALI shall only be liable for an amount not exceeding [Php]4,637,290.50 per month; and

                  (iii) In any event, ALI's liability shall be limited to [Php]27,823,743.00.

         (b) To provide PEOPLESUPPORT with office space in a building of similar class to the Building, in a location within Makati City, with an area as may be required by PEOPLESUPPORT at that time, which PEOPLESUPPORT may lease temporarily, subject to such terms and conditions as may be agreed upon by the Parties, provided that, in no event shall ALI be liable to pay or assume rent and other charges for such office space for more than [Php]4,637,290.50 per month for a period

                                                                         Page 19
                                     Memorandum of Agreement-PeopleSupport Lease

                  not exceeding six (6) months or a maximum total amount of [Php]27,823,743.00.

                  In the event that ALI shall opt to provide PEOPLESUPPORT with a substitute office space for temporary lease, the following conditions shall apply:

                  (i) The temporary office space shall have an area as may be required by PEOPLESUPPORT at that time;

                  (ii) PEOPLESUPPORT may lease and occupy the temporary office space for the period commencing on August 1, 2005 and ending on the date on which PEOPLESUPPORT shall have completed the fit-out of the Office Space in the Building, as provided in Section 1.3 hereof;

                  (iii) ALI and PEOPLESUPPORT shall jointly execute a contract of lease for the temporary lease of this office space with the relevant lessor; and

                  (iv) ALI's liability shall be limited to a maximum total amount of [Php]27,823,743.00 or [Php]4,637,290.50 per month for a period not exceeding six (6) months.

         At least six (6) months before February 1, 2005, ALI shall notify PEOPLESUPPORT in writing as to whether or not it shall be able to complete the construction of the Building by April 15, 2005.

         It is further agreed by the Parties that such limited liability shall only apply to instances of failure to deliver the Building or the Leased Premises that are not intentional. However, if it is proven that such failure to deliver is intentional, ALI shall be liable for all actual and consequent damages that PEOPLESUPPORT shall actually incur.

3.2 NON-COMPLIANCE WITH UNDERTAKINGS. The failure by PEOPLESUPPORT to perform any of its undertakings under this MOA (other than due to force majeure or events not due to PEOPLESUPPORT's acts or fault, or due to events beyond the control of PEOPLESUPPORT) ALI shall have the right, upon prior written notice to PEOPLESUPPORT, to rescind this Agreement. In case of rescission of this Agreement by ALI, ALI shall forfeit in its favor all payments made by PEOPLESUPPORT as of the date of rescission, including the advance rental and Security Deposit.

                                    SECTION 4
                            MISCELLANEOUS PROVISIONS

4.1 GOVERNING LAW AND VENUE OF SUIT. This MOA and the rights and obligations of the Parties shall be governed by and construed in accordance with the laws of the Republic of the Philippines. Any and all actions or suits

                                                                         Page 20
                                     Memorandum of Agreement-PeopleSupport Lease

         in connection with or arising from this MOA shall be filed with or instituted in the proper court of Makati City, Metro Manila.

4.2 NOTICES. Notices to either Party shall be sent to the Party's address as provided in the recitals of this Memorandum of Agreement, and to the attention of the persons representing such Party in this Memorandum of Agreement.

IN WITNESS WHEREOF, the parties have signed these presents on the date and in the place first above written.

                                AYALA LAND, INC.
                                       By:

/s/ FRANCISCO H. LICUANAN III               /s/ MA. VICTORIA E. ANONUEVO
------------------------------              ------------------------------------
FRANCISCO H. LICUANAN III                   MA. VICTORIA E. ANONUEVO
                                Attorneys-In-Fact

                        PEOPLESUPPORT (PHILIPPINES) INC.

                                       By:

                                           /s/ RAINERIO M. BORJA
                                           -------------------------------------
                                           RAINERIO M. BORJA
                                           President

                           SIGNED IN THE PRESENCE OF:

/s/ RAUL R. CORTEZ                         /s/ [ILLEGIBLE]
---------------------                      -------------------------------------

                                                                         Page 21
                                     Memorandum of Agreement-PeopleSupport Lease

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
MAKATI CITY, METRO MANILA  ) S.S.

         BEFORE ME, a Notary Public for and in the above jurisdiction, this ___ day of DEC 15 2003 personally appeared the following:

         Name               Community Tax Cert. No.      Date/Place Issued
Ayala Land, Inc.                  69781                    1-9-03 / MAKATI CITY
represented by:
Francisco H. Licuanan III         14437931                 2-19-03 / MAKATI CITY
Ma. Victoria E. Anonuevo          12252715                 1-27-03 / MANILA


People Support (Phils.) Inc.
represented by:                14489061                    04-03-03 / MAKATI
Rainerio M. Borja

known to me and by me known to be the same persons who executed the foregoing instrument and they acknowledged to me that the same is their free and voluntary act and deed, as well as that of the corporations represented therein.

WITNESS MY HAND AND NOTARIAL SEAL on the date and in the place above written.

Doc. No. 175;                                  /s/ YAZMIN M. FACTORAN - ESTRELLA
Page No. 36;                                       YAZMIN M. FACTORAN - ESTRELLA
Book No. II;                                              NOTARY PUBLIC
Series of 2003.                                       UNTIL DECEMBER 31, 2004
                                                          PTR # 7621351A
ALI Legal/CBG/CBG-PeopleSupport-MOA-ExecutionCopy       ISSUED JAN. 3, 2003
                                                      ISSUED AT MAKATI CITY

                                                                         ANNEX A

                                 LOCATION PLAN

                                     [MAP]

                                                                         ANNEX B
                                                                     Page 1 of 8

                            PLANS AND SPECIFICATIONS

                              [GROUND FLOOR PLAN]

GROUND FLOOR PLAN

                                                                         ANNEX B
                                                                     Page 2 of 8

                            PLANS AND SPECIFICATIONS

                              [SECOND FLOOR PLAN]

SECOND FLOOR PLAN

                                                                         ANNEX B
                                                                     Page 3 of 8

                            PLANS AND SPECIFICATIONS

                         [TYPICAL 3RD - 5TH FLOOR PLAN]

TYPICAL 3RD-5TH FLOOR PLAN

                                                                         ANNEX B
                                                                     Page 4 of 8

                            PLANS AND SPECIFICATIONS

                                   [PICTURE]

PERSPECTIVE

                                                                         ANNEX B
                                                                     PAGE 5 OF 8

                            PLANS AND SPECIFICATIONS

BUILDING SPECIFICATIONS

NUMBER OF FLOORS                  5 levels
FLOOR TO FLOOR HEIGHT             4.0 m for Ground Floor
                                  2.8 m for 2nd Floor
                                  3.4 m for 3rd, 4th, and 5th floors
GROSS LEASABLE AREA               17,075.5 sm
        OFFICE                    15,805.5 sm
        RETAIL                    1,270.0 sm
GROSS FLOOR PLATE                 5,006 sm
BUILDING EFFICIENCY               88%

AMENITIES                         Retail Establishments
                                  Provision for Executive Toilets/Tenant Pantry
                                  Administration Office
                                  CCTV Security System at Lobby

ARCHITECTURAL FINISHES

GROUND FLOOR                      EXTERIOR.

                                       - Clear tempered glass for ground floor
                                         doors and windows

                                  INTERIOR.

                                       - Gypsum ceiling boards with downlights
                                         for main lobby

                                       - Homogeneous Ceramic Tile flooring

TYPICAL FLOOR                     EXTERIOR.

                                       - Textured Paint on Concrete exterior
                                         finishes

                                       - 6mm thk tempered glass on Powder Coated
                                         Aluminum Frame Windows

                                  ELEVATOR LOBBIES.

                                       - Gypsum ceiling boards with downlights

                                       - Homogeneous ceramic Tile flooring

                                  TOILETS.
                                       - Painted Gypsum ceiling boards with
                                         downlights

                                       - Glazed ceramic Tiles on walls and
                                         unglazed ceramic Tiles on floors

                                       - Modular toilet partitions

                                       - Stone Counter top

                                                                         ANNEX B
                                                                     PAGE 6 OF 8

                            PLANS AND SPECIFICATIONS

                                  STAIRS.

                                       - Plain cement concrete with non-slip
                                         nosing and painted G. I. handrail

 LEASABLE UNITS                   WALLS.

                                       - Plain Cement Finish/Gypsum Walls ready
                                         to receive paint

                                  FLOORS.
                                       - Straight to Finish Cement Flooring

                                  CEILINGS.

                                       - Off-form Concrete Finish

TELECOMMUNICATIONS                Telephone system with all data-grade category
                                  5e wiring and conduiting from main
                                  distribution frame to telephone terminal cabinets on each floor

                                  Chase and Telecom room provisions to allow for three lease line providers

                                  Telecommunication clean grounding

VERTICAL TRANSPORT                3 units elevator rated at 1,600 kg carrying
                                  capacity at 1.50 m/s

VENTILATION/                      Air-conditioned elevator lobbies, corridors,
AIRCONDITIONING                   admin offices, circulation areas

                                  Centralized cooling tower and packaged
                                  water-cooled units (pwcu) with main cooling duct connections provisions(1)

                                  460V power provision for air conditioning equipment

                                  Ventilation for common toilets, electrical rooms, Utility rooms, garbage rooms, storage rooms

                                  Main kitchen exhaust duct risers For Ground
                                  Floor Retail Spaces

                                  Fire smoke exhaust and stair pressurization systems

                                                                         ANNEX B
                                                                     PAGE 7 OF 8

                            PLANS AND SPECIFICATIONS

FIRE PROTECTION/                  Automatic fire sprinkler system
LIFE SAFETY SYSTEM

                                  Wet and Dry standpipe system

                                  Fire storage tank of 90,000 gallons at the utility area

                                  Fire pumping system - fire and jockey pumps

                                  Portable fire extinguishers

 SECURITY SYSTEM                  CCTV security surveillance system

 SANITARY AND PLUMBING            MWSS Water source

                                  Water distribution - 70,000 gallon water tank and booster pumping system to distribute domestic water to all floors including cooling tower make-up water.

                                  Water sub-meters

                                  G.I. pipe, schedule 40, local cold water lines

                                  Storm drainage system - cast iron drains with brass strainers at roofs, decks, ledges and PVC downspouts channeled to concrete drain pipes for disposal to existing creek

                                  PVC sewer horizontal pipes and soil stacks

                                  sewage retention / holding tank of 105 cubic meter capacity

                                  Oil interceptor for genset and UPS rooms

                                  Central grease tank for ground floor
                                  restaurants

                                                                         ANNEX B
                                                                     PAGE 8 OF 8

                            PLANS AND SPECIFICATIONS

ELECTRICAL                        2 units MECO 2 MVA(2) transformers

                                  Electrical radial distributions provided from electrical rooms

                                  100% demand power back-up power provided by 2 units 1870 KVA water cooled diesel engine generators

                                  Lighting in elevator lobbies, admin offices, toilet corridors, circulation areas, exterior building areas

                                  Fire alarm system with addressable smoke and heat detection sensors connected to the smoke exhaust system

                                  Lightning protection system covering a radius of 50 meters around the office tower apex

                                  Grounding system available on each electrical room per floor. Separate clean grounding for telecommunications and computer systems

(1) PeopleSupport (Philippines) Inc. shall be responsible for the provision of variable air volume (VAV) units, ductworks, and aircon booths for its Office Space.

(2) For further verification.

                                                                         ANNEX C
                                                                     PAGE 1 OF 2

                              MAJOR COMPETITORS OF
                        PEOPLESUPPORT (PHILIPPINES) INC.

1.  Acallade International

2.  Accord Customer Care Solutions

3.  Advanced Contact Solutions

4.  AIG BPO

5.  Ambergris Solutions

6.  AOL

7.  APAC

8.  Asian Call Centres

9.  BCD Pinpoint

10. CA Telemarketing

11. Call Asia

12. Client Logic

13. Contact World

14. ContactPoint Outbound Services, Inc.

15. Convergys

16. Customer Care Contact Center

17. Customer Contact Center

18. Cybercity Teleservices

19. Daksh

20. Easycall Communications Philippines

21. ENZI Corp

22. ePacific Global Contact Center

23. e-Performax

24. Epixstar

25. e-Telecare

26. Expercs Direct Communications

27. Galileo Asia

28. Global Technology Solutions

29. Globalstride

30. Harte-Hanks

31. ICT

32. Immequire Philippines

33. Incoho Philippines

34. INFOnxx

35. iPeople

36. iTouchPoint

37. Link2Support

38. Pacific Connexion

39. Parlance Systems

40. Pilipinas Teleserv

                                                                         ANNEX C
                                                                     PAGE 2 OF 2

                              MAJOR COMPETITORS OF
                        PEOPLESUPPORT (PHILIPPINES) INC.

41. PRC

42. QInteraction

43. Reese Brothers

44. RMH

45. SC Reservations (Philippines), Inc.

46. Sitel

47. Six Continents

48. SMi Services (now SM e-Ventures)

49. Source One Asia

50. Stream

51. SVI Connect

52. Sykes Asia

53. Telephilippines

54. TeleTech

55. Vertex Solutions

56. Vision X Inc.

57. Vocativ Systems

58. West

59. Western Wats

60. ePLDT